WARBURG PINCUS ADVISOR FUNDS                                      APRIL 30, 2000
EMERGING GROWTH FUND
SMALL COMPANY VALUE FUND


                                        S

                                SEMIANNUAL REPORT
                                   (Unaudited)

More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                [GRAPHIC OMITTED]
WARBURG PINCUS PINCUS                     PART OF CREDIT SUISSE ASSET MANAGEMENT

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2000; THESE VIEWS ANDPORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS EMERGING GROWTH FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Advisor Class shares of Warburg Pincus Emerging Growth Fund had a gain of 30.31%, vs. gains of 27.78% and 38.11%, respectively, for the Russell 2000 Growth Index1 and the Russell 2500 Growth Index2. The Fund's one-year return through April 30, 2000 was 47.73%. Its five-year, 10-year and since-inception (on January 21, 1988) average annual total returns through April 30, 2000 were 21.39%, 18.65% and 17.70%, respectively.

   The period was a solid one for the stocks targeted by the Fund (i.e., small- and mid-cap stocks of companies offering higher-than-average profit growth), both in absolute terms and compared to their large-cap counterparts. The group was buoyed by optimism over the profit outlook for small- and mid-cap stocks and by investors' continued enthusiasm for growth-oriented companies in general. To be sure, emerging-growth stocks were volatile, particularly late in the period, reflecting interest-rate uncertainties as well as concerns over valuations of technology vs. non-technology companies.

   The Fund had a competitive showing for the period, performing roughly in line with its benchmarks. Aiding the Fund were good showings from a number of its holdings, in particular its communications and technology stocks, notwithstanding the turbulence witnessed in these areas.

   We made no material changes to the Fund during the period with respect to basic strategy, remaining focused on well-managed companies with significant long-term growth potential. We continued to find a large number of such companies within the technology area, broadly defined. Our positive view on these companies remained based on several compelling forces, not the least of which is the Internet's expanding use as a productivity-enhancing tool and as a means of commerce. Specific software, electronic-component and communications-services providers are well-positioned to benefit from this trend, as are certain business-services companies, which remained well-represented in the Fund. Elsewhere of note, we maintained significant exposure to the energy and pharmaceutical sectors, where we continued to see compelling growth stories and attractive valuations.

   Looking  ahead,  we have a  positive  view on the  prospects  for  small- and mid-cap stocks, notwithstanding the likelihood of continued short-term volatility. Barring a material slowdown in the U.S. economy, we feel that the group's profit backdrop should remain, at minimum, supportive, given these

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WARBURG PINCUS EMERGING GROWTH FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

companies' domestically biased customer bases. Other factors that stand to benefit emerging-growth stocks include a strong ongoing outsourcing trend, with large companies delegating non-core functions to smaller, niche-type companies. Set within this environment, our focus will remain on innovative, rapidly growing companies we deem to have the best long-term prospects.


Elizabeth B. Dater                         Stephen J. Lurito
Co-Portfolio Manager                       Co-Portfolio Manager

   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


----------
1 The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.
2 The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

WARBURG PINCUS SMALL COMPANY VALUE FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Advisor Class shares of Warburg Pincus Small Company Value Fund had a return of 12.79%, vs. returns of 18.72% and 8.21%, respectively, for the Russell 2000 Index1 and the Russell 2000 Value Index2. The Fund's one-year return through April 30, 2000 was 9.08%. Its since-inception (on December 29, 1995) average annual total return through April 30, 2000 was 11.95%.

   Small-capitalization stocks had good performance for the six months, both in absolute terms and compared to their large-cap brethren, supported by a favorable profit outlook for the group. However, these stocks, and the group's growth-oriented technology names in particular, were quite volatile, reflecting fears that a strong economy would put upward pressure on inflation and interest rates. Volatility was especially sharp late in the period, with many growth stocks (which paced the small-cap rally for the six months) suffering double-digit pullbacks in April, a relatively good month for small-cap value stocks.

   Against this backdrop, the Fund had positive performance, outpacing the Russell 2000 Value Index by a fair margin. The Fund benefited from some timely stock selection, especially within the technology area. Other factors that aided the Fund included its underweighting in the financial segment through much of the period. Financial stocks lagged the broader small-cap market, hampered by fears that the Federal Reserve would continue to raise interest rates (the Fed raised rates three times during the six months).

   We made no material change to the Fund in terms of basic strategy during the period, remaining focused on identifying visible catalysts that can bring favorable attention to underfollowed, relatively inexpensive small-cap stocks. However, we made a few adjustments to the Fund's sector allocation. Most noteworthy was our increased exposure to financial-services companies (broadly defined to include banks and real-estate investment trusts). Our decision to add, late in the period, was based on the increasingly compelling valuations we saw here. It was also based on our belief that the Fed would take a "neutral" stance on interest rates relatively soon (financial stocks have historically tended to rebound ahead of peaks in rate cycles). Our particular emphasis was on insurance and real-estate companies.

   Another sector weighting we raised was health care. Many of these stocks declined in 1998 and 1999 as "reimbursement" reductions (stemming from the Balanced Budget Act of 1997) were phased in. We began to see value here late last year, believing that political pressures would restore at least some of

WARBURG PINCUS SMALL COMPANY VALUE FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

the rate reduction. Indeed, such legislation was approved last November, and further rate increases could be in the offing. Our focus remained on nursing homes and hospitals, especially those with exposure to "acute care," or long-term, customers. Rate reductions for acute-care patients were the sharpest, and restored funding could therefore have the most positive impact on these stocks. We continued to avoid health-maintenance organizations, reflecting our ongoing concerns regarding the possible passage of "right to sue" legislation and our general concerns over these stocks in an election year.

   One weighting we lowered during the period was technology. We pared certain holdings here on valuation considerations, while eliminating positions in specific companies we deemed to have deteriorating fundamentals. We also decreased our emphasis on the consumer-discretionary area, based on the Federal Reserve's apparent desire to rein in consumer spending by raising interest rates.

   Looking ahead, we see grounds for optimism regarding the underfollowed stocks targeted by the Fund. On the whole, value stocks are very compellingly priced compared to growth stocks (especially within the small-cap arena), with valuation discrepancies between the two groups remaining as wide as they have been in nearly three decades. While this is no guarantee that value stocks will see improved performance vs. growth stocks anytime soon, recent market behavior--across the market-cap spectrum--suggests that investors have become more cognizant of valuations and are broadening their scope. For our part, we will remain focused not on cheap stocks per se, but on stocks we deem to be fundamentally undervalued, given factors such as their underlying companies' balance sheet health and earnings prospects.

Kyle F. Frey
Portfolio Manager
----------
1 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.
2 The Russell 2000 Value Index is an unmanaged index (with no defined investment objective) of those companies in the Russell 2000 Index with lower price-to-book and lower forecasted growth values. Note: In light of the Fund's value-stock emphasis, the Fund has changed its performance benchmark from the Russell 2000 Index to the Russell 2000 Value Index, effective May 2, 2000.

 INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES         VALUE
                                                   ------------      ------
COMMON STOCKS (92.5%)
BUILDING & BUILDING MATERIALS (0.6%)
    Lennar Corp.                                        825,400  $   15,373,075
                                                                 --------------
BUSINESS SERVICES (6.6%)
    New York Restaurant Group, Inc. (DAGGER) #          336,786       3,249,985
    On Assignment, Inc. (DAGGER)                      1,400,920      43,953,865
    Paychex, Inc.                                       339,700      17,876,712
    Phone.com, Inc. (DAGGER)                            248,550      20,878,200
    QRS Corp. (DAGGER)                                  394,400      13,015,200
    SeaChange International, Inc. (DAGGER)              493,390      14,801,700
    SunGard Data Systems, Inc. (DAGGER)                 637,990      22,050,529
    Sykes Enterprises, Inc. (DAGGER)                      1,370          27,400
    TMP Worldwide, Inc. (DAGGER)                        374,550      24,486,206
                                                                 --------------
                                                                    160,339,797
                                                                 --------------
COMMUNICATIONS & MEDIA (8.1%)
    Backweb Technologies, Ltd. (DAGGER)                 840,050      19,688,672
    BreezeCom, Ltd. Series B (DAGGER) #               1,739,078      38,259,716
    Ditech Communications Corp.                         240,000      20,580,000
    Foundry Networks, Inc. (DAGGER)                     223,000      20,293,000
    Hispanic Broadcasting Corp.(DAGGER)                 219,813      22,214,851
    Inktomi Corp. (DAGGER)                              190,700      29,355,881
    Insight Communications Co., Inc. (DAGGER)           246,400       5,020,400
    Itxc Corp. (DAGGER)                                 264,550       7,093,247
    Spanish Broadcasting System, Inc. (DAGGER)          815,000      15,230,312
    Westwood One, Inc.                                  315,190      11,149,846
    Youthstream Media Networks, Inc. (DAGGER)         1,245,344       7,939,068
                                                                 --------------
                                                                    196,824,993
                                                                 --------------
COMPUTERS (8.0%)
    Citrix Systems, Inc. (DAGGER)                       729,350      44,535,934
    Informix Corp. (DAGGER)                           1,539,575      16,935,325
    Marimba, Inc. (DAGGER)                               70,550       1,397,772
    Mercury Interactive Corp. (DAGGER)                  432,875      38,958,750
    Micromuse, Inc. (DAGGER)                             60,000       5,887,500
    National Instruments Corp. (DAGGER)                 604,765      29,482,294
    Network Appliance, Inc. (DAGGER)                    218,675      16,168,283
    Scitex Corp., Ltd. (DAGGER)                       1,760,400      20,904,750
    VERITAS Software Corp. (DAGGER)                     200,000      21,453,125
    Softcom, Inc.(DAGGER)#                              454,545         999,999
                                                                 --------------
                                                                    196,723,732
                                                                 --------------
CONSUMER SERVICES (1.5%)
    DeVRY, Inc. (DAGGER)                              1,007,321      23,986,831
    ITT Educational Services, Inc.                      679,050      12,138,019
                                                                 --------------
                                                                     36,124,850
                                                                 --------------
ELECTRONICS (24.6%)
    Altera Corp. (DAGGER)                               196,500      20,092,125
    Amkor Technology, Inc.                              388,100      23,746,869


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES         VALUE
                                                   ------------      ------
COMMON STOCKS (CONT'D)
    Analog Devices, Inc. (DAGGER)                       325,000  $   24,964,062
    Avant! Corp. (DAGGER)                               353,150       6,356,700
    Broadcom Corp. Class A                              128,400      22,132,950
    Burr-Brown Corp. (DAGGER)                         1,052,095      71,674,006
    Celestica, Inc. - ADR(DAGGER)                       683,000      37,266,187
    Cognex Corp. (DAGGER)                               661,000      37,594,375
    DSP Group, Inc. (DAGGER)                            500,500      35,598,062
    JDS Uniphase Corp. (DAGGER)                         257,950      26,762,312
    KLA-Tencor Corp. (DAGGER)                           129,650       9,707,544
    Lattice Semiconductor Corp. (DAGGER)                594,290      40,040,289
    Maxim Integrated Products, Inc. (DAGGER)          1,317,390      85,383,339
    NVIDIA Corp. (DAGGER)                               332,100      29,598,413
    PMC-Sierra, Inc. (DAGGER)                           189,825      36,422,672
    RF Micro Devices, Inc.                              138,800      14,443,875
    Sawtek, Inc. (DAGGER)                               543,200      25,971,750
    Vishay Intertechnology, Inc. (DAGGER)               621,205      52,103,569
                                                                 --------------
                                                                    599,859,099
                                                                 --------------
ENERGY (2.0%)
    Apache Corp.                                        455,000      22,039,063
    Chaparral Resources, Inc.(DAGGER) #                  13,889         109,375
    Devon Energy Corp.                                  330,000      15,901,875
    Noble Affiliates, Inc.                              294,000      10,602,375
                                                                 --------------
                                                                     48,652,688
                                                                 --------------
FINANCIAL SERVICES (4.3%)
    Bear Stearns Cos., Inc.                             500,000      21,437,500
    Countrywide Credit Industries, Inc.                 200,000       5,525,000
    Enhance Financial Services Group, Inc.              790,450       8,003,306
    Indymac Mortgage Holdings, Inc. (DAGGER)          1,848,900      24,151,256
    MBIA, Inc.                                          150,000       7,415,625
    Reinsurance Group of America, Inc.                1,139,095      28,334,988
    XL Capital, Ltd. Class A                            220,000      10,477,500
                                                                 --------------
                                                                    105,345,175
                                                                 --------------
FOOD, BEVERAGES & TOBACCO (0.2%)
    Ben & Jerry's Homemade, Inc. Class A (DAGGER)       131,500       5,695,594
                                                                 --------------
HEALTHCARE (4.5%)
    Columbia/HCA Healthcare Corp.                       460,000      13,081,250
    Focal, Inc. (DAGGER)                                      1               6
    HEALTHSOUTH Corp. (DAGGER)                        2,000,000      16,125,000
    IVAX Corp.                                        1,232,950      33,752,006
    PE Corp - PE Biosystems Group                       346,125      20,767,500
    St. Jude Medical, Inc.                              200,000       6,237,500
    Tenet Healthcare Corp. (DAGGER)                     739,000      18,844,500
    Women First Healthcare, Inc. (DAGGER)#              274,500         514,688
                                                                 --------------
                                                                    109,322,450
                                                                 --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES         VALUE
                                                   ------------      ------
COMMON STOCKS (CONT'D)
OIL SERVICES (7.3%)
    Cooper Cameron Corp. (DAGGER)                       729,990  $   54,749,250
    ENSCO International, Inc.                            47,000       1,559,813
    Nabors Industries, Inc. (DAGGER)                  1,298,475      51,208,608
    Noble Drilling Corp. (DAGGER)                       567,490      22,664,132
    Pride International, Inc. (DAGGER)                1,113,100      25,183,888
    Smith International, Inc. (DAGGER)                  305,925      23,250,300
                                                                 --------------
                                                                    178,615,991
                                                                 --------------
PHARMACEUTICALS (4.6%)
    Biovail Corp. (DAGGER)                              556,550      26,540,478
    Elan Corp. PLC ADR (DAGGER)                         410,000      17,578,750
    Immunex Corp. (DAGGER)                              355,000      13,978,125
    Pharmacopeia, Inc. (DAGGER)                         254,400      10,462,200
    Sepracor, Inc. (DAGGER)                             299,500      27,554,000
    Watson Pharmaceuticals, Inc. (DAGGER)               377,775      16,976,264
                                                                 --------------
                                                                    113,089,817
                                                                 --------------
REAL ESTATE (1.2%)
    AMB Property Corp.                                  291,000       6,420,188
    Apartment Investment & Management Co. Class A       300,000      11,925,000
    Boston Properties, Inc.                             300,000      10,462,500
                                                                 --------------
                                                                     28,807,688
                                                                 --------------
RETAIL (0.6%)
    Office Depot, Inc.                                1,494,600      15,786,713
                                                                 --------------
TELECOMMUNICATIONS & EQUIPMENT (18.4%)
    ADC Telecommunications, Inc. (DAGGER)                25,000       1,518,750
    Advanced Fibre Communications, Inc.(DAGGER)           3,130         143,002
    Amdocs, Ltd. (DAGGER)                               767,400      51,943,388
    ANTEC Corp. (DAGGER)                                754,900      40,575,875
    Audiocodes, Ltd. (DAGGER)                           585,590      43,919,250
    Clarent Corp. (DAGGER)                              337,700      22,963,600
    Comverse Technology, Inc.                           208,600      18,604,513
    Corecomm Ltd. (DAGGER)                              568,725      17,772,656
    Exodus Communications, Inc. (DAGGER)                181,700      16,069,094
    iBasis, Inc. (DAGGER)                               268,900       6,083,863
    Intermedia Communications, Inc. (DAGGER)            569,200      23,194,900
    ITC DeltaCom, Inc. (DAGGER)                         735,933      24,193,797
    McLeodUSA, Inc. (DAGGER)                          1,257,675      31,441,875
    Polycom, Inc. (DAGGER)                              611,825      48,410,653
    Scientific Atlanta, Inc.                            699,500      45,511,219
    Spectrasite Holdings, Inc. (DAGGER)               1,094,575      22,986,075
    Symbol Technologies, Inc.                           430,987      24,027,525
    Time Warner Telecom, Inc.                             5,000         273,750
    West TeleServices Corp.(DAGGER)                     421,800       8,910,525
                                                                 --------------
                                                                    448,544,310
                                                                 --------------
TOTAL COMMON STOCKS (Cost $1,636,867,950)                         2,259,105,972
                                                                 --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES         VALUE
                                                   ------------      ------
PREFERRED STOCKS (0.4%)
    Celltra Ltd. Series C #                           1,102,524  $    7,000,002
    Opal Concepts, Inc. Series B #                      792,603       2,000,000
                                                                 --------------
TOTAL PREFERRED STOCKS (Cost $9,000,000)                              9,000,002
                                                                 --------------
WARRANTS (0.0%)
    Women First Healthcare, Inc. Warrants #               5,516               0
     (Cost $0)                                                   --------------
                                                        PAR
                                                      ------
BONDS (0.6%)
    Orckit Communications, Inc. 5.750% 04/01/05    $ 15,000,000      11,493,750
    TimesSquareMedia.com, Inc. 6.000% 11/22/02#       2,900,000       2,900,000
                                                                 --------------
TOTAL BONDS (Cost $17,900,000)                                       14,393,750
                                                                 --------------
                                                      NUMBER
                                                        OF
                                                      SHARES
                                                   ------------
SHORT TERM INVESTMENTS (5.7%)
    Institutional Money Market Trust                 25,095,816      25,095,816
    RBB Money Market Fund                           114,648,091     114,648,091
                                                                 --------------
TOTAL SHORT TERM INVESTMENTS (Cost $139,743,907)                    139,743,907
                                                                 --------------
TOTAL INVESTMENTS AT VALUE (99.2%) (Cost $1,803,511,857)          2,422,243,631

OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)                         19,035,011
                                                                 --------------
NET ASSETS (100.0%)                                              $2,441,278,642
                                                                 ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
#  Restricted security.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY VALUE FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                       ----------      ------
COMMON STOCKS (93.8%)
BANKS & SAVINGS & LOANS (7.0%)
    Century Bancorp, Inc., Class A                         30,300   $   393,900
    City National Corp.                                    11,200       412,300
    Prosperity Bancshares, Inc.                            40,500       564,469
    Texas Regional Bancshares, Inc.                        14,518       414,670
                                                                    -----------
                                                                      1,785,339
                                                                    -----------
BUILDING & BUILDING MATERIALS (3.5%)
    Centex Corp.                                           10,200       246,075
    Elcor Corp.                                             7,200       229,050
    Walter Industries, Inc. (DAGGER)                       37,600       401,850
                                                                    -----------
                                                                        876,975
                                                                    -----------
BUSINESS SERVICES (5.6%)
    Graco, Inc.                                            11,000       372,625
    Interim Services, Inc. (DAGGER)                        15,900       272,287
    National Data Corp.                                     8,300       230,325
    Sensormatic Electronics Corp.                           4,800        80,100
    Wilmar Industries, Inc. (DAGGER)                       27,100       464,087
                                                                    -----------
                                                                      1,419,424
                                                                    -----------
CHEMICALS (1.8%)
    Crompton Corp.                                         38,000       446,500
                                                                    -----------
COMMUNICATIONS & MEDIA (1.0%)
    Insight Communications Co., Inc. (DAGGER)              12,500       254,687
                                                                    -----------
COMPUTERS (1.8%)
    Exabyte Corp. (DAGGER)                                 30,800       146,300
    Hyperion Solutions Corp. (DAGGER)                       4,500       136,477
    JDA Software Group, Inc. (DAGGER)                          20           372
    PerkinElmer, Inc.                                       1,400        76,650
    Sybase, Inc. (DAGGER)                                   4,700        94,881
                                                                    -----------
                                                                        454,680
                                                                    -----------
CONGLOMERATES (2.5%)
    Gaylord Container Corp. (DAGGER)                       62,051       318,011
    Watts Industries, Inc., Class A                        23,700       316,987
                                                                    -----------
                                                                        634,998
                                                                    -----------
CONSUMER DURABLES (7.0%)
    Aftermarket Technology Corp. (DAGGER)                  38,400       446,400
    Harman International Industries, Inc.                  10,600       692,975
    KEMET Corp. (DAGGER)                                    1,800       134,100
    La-Z-Boy, Inc.                                         15,800       247,863
    Superior Industries International, Inc.                 7,977       256,760
                                                                    -----------
                                                                      1,778,098
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                       ----------      ------
COMMON STOCKS (CONT'D)
CONSUMER NON-DURABLES (3.9%)
    Borg-Warner Automotive, Inc.                            6,500   $   271,781
    WestPoint Stevens, Inc.                                38,500       721,875
                                                                    -----------
                                                                        993,656
                                                                    -----------
CONSUMER SERVICES (1.5%)
    Lo-Jack Corp. (DAGGER)                                 51,400       369,437
                                                                    -----------
ELECTRONICS (3.3%)
    Avant! Corp. (DAGGER)                                  16,300       293,400
    Cypress Semiconductor Corp. (DAGGER)                    2,500       129,844
    Exar Corp. (DAGGER)                                     1,000        80,172
    Integrated Device Technology, Inc. (DAGGER)             4,800       230,700
    International Rectifier Corp. (DAGGER)                  2,100       103,162
                                                                    -----------
                                                                        837,278
                                                                    -----------
FINANCIAL SERVICES (12.0%)
    AmeriCredit Corp. (DAGGER)                             24,300       454,106
    HCC Insurance Holdings, Inc.                           25,900       304,325
    Mercury General Corp.                                  16,700       457,163
    National Western Life Insurance Co., Class A (DAGGER)   3,800       282,863
    Radian Group, Inc.                                     10,105       514,723
    StanCorp Financial Group, Inc.                         21,100       614,538
    Webster Financial Corp.                                19,800       423,225
                                                                    -----------
                                                                      3,050,943
                                                                    -----------
HEALTHCARE (8.9%)
    Health Management Associates, Inc., Class A            22,000       350,625
    ICU Medical, Inc. (DAGGER)                              6,800       148,750
    Manor Care, Inc. (DAGGER)                              27,900       333,056
    Morrison Management Specialists, Inc.                  19,250       532,984
    Omnicare, Inc.                                         37,000       561,938
    Universal Health Services, Inc., Class B                6,200       339,450
                                                                    -----------
                                                                      2,266,803
                                                                    -----------
INDUSTRIAL MANUFACTURING & PROCESSING (1.4%)
    Bethlehem Steel Corp. (DAGGER)                         64,400       346,150
                                                                    -----------
LEISURE & ENTERTAINMENT (1.9%)
    SCP Pool Corp. (DAGGER)                                12,813       471,679
                                                                    -----------
METALS & MINING (2.3%)
    Freeport-McMoRan Copper & Gold, Inc., Class B (DAGGER) 25,400       244,475
    National Steel Corp., Class B                          53,500       334,375
                                                                    -----------
                                                                        578,850
                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES (0.3%)
    Imation Corp. (DAGGER)                                  2,500        70,156
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                       ----------      ------
COMMON STOCKS (CONT'D)
OIL SERVICES (8.0%)
    Evergreen Resources, Inc. (DAGGER)                     18,600   $   430,125
    Global Industries, Ltd. (DAGGER)                       34,700       494,475
    Newpark Resources, Inc. (DAGGER)                       24,000       198,000
    Pride International, Inc. (DAGGER)                     21,100       477,388
    Varco International, Inc.                              34,952       436,900
                                                                    -----------
                                                                      2,036,888
                                                                    -----------
PAPER & FOREST PRODUCTS (3.1%)
    Abitibi-Consolidated, Inc.                             21,500       233,813
    Caraustar Industries, Inc.                                 30           456
    Ivex Packaging Corp. (DAGGER)                          31,300       281,700
    Wausau-Mosinee Paper Corp.                             23,200       281,300
                                                                    -----------
                                                                        797,269
                                                                    -----------
REAL ESTATE (6.0%)
    BRE Properties, Inc., Class A                          14,000       391,125
    CenterPoint Properties Corp.                            7,400       265,475
    Home Properties of New York, Inc.                      13,300       372,400
    Mission West Properties, Inc.                          49,386       413,608
    Western Water Co. (DAGGER)                            149,800        79,581
                                                                    -----------
                                                                      1,522,189
                                                                    -----------
RETAIL (0.8%)
    AnnTaylor Stores Corp. (DAGGER)                         9,700       200,669
                                                                    -----------
TRANSPORTATION (5.3%)
    Airborne Freight Corp.                                 19,600       420,175
    Landstar Systems, Inc. (DAGGER)                         9,600       549,600
    M.S. Carriers, Inc. (DAGGER)                           15,700       372,875
                                                                    -----------
                                                                      1,342,650
                                                                    -----------
UTILITIES-ELECTRIC (4.9%)
        IDACORP, Inc.                                      10,250       377,969
        NSTAR                                              10,900       480,281
        UniSource Energy Corp.                             24,000       390,000
                                                                    -----------
                                                                      1,248,250
                                                                    -----------
TOTAL COMMON STOCKS (Cost $20,385,525)                               23,783,568
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                       ----------      ------
CONVERTIBLE BOND (0.6%)
    EA Industries, Inc., Series A Convertible Notes
     (NR, NR) 1 #
     6.000% 04/30/00
     (Cost $1,500,000)                                 $1,500,000   $   150,000
                                                                    -----------
                                                         SHARES
                                                        --------
SHORT TERM INVESTMENTS (6.1%)
    Institutional Money Market Trust                      323,274       323,274
    RBB Money Market Fund                               1,216,563     1,216,563
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS (Cost $1,539,837)                        1,539,837
                                                                    -----------
WARRANTS (0.0%)
    EA Industries, Inc. 1
     (Cost $110,438)                                          1             0
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (100.5%) (Cost $23,535,800)               25,473,405

LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)                           (130,559)
                                                                    -----------
NET ASSETS (100.0%)                                                 $25,342,846
                                                                    ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
1  Illiquid security.
#  Bond is currently in default.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                            WARBURG PINCUS    WARBURG PINCUS
                                                           EMERGING GROWTH     SMALL COMPANY
                                                                 FUND           VALUE FUND
                                                           ---------------    --------------
ASSETS
  Investments at value (Cost - $1,803,511,857, and
   $23,535,800, respectively)                               $2,422,243,631      $25,473,405
  Dividends and interest receivable                                558,768           61,170
  Receivable for fund shares sold                                2,271,583              258
  Receivable for investment securities sold                     58,516,936           88,113
  Prepaid expenses and other assets                                 26,065           28,852
                                                            --------------      -----------
                                                             2,483,616,983       25,651,798
                                                            --------------      -----------
LIABILITIES
  Advisory fee payable                                           1,786,999           18,532
  Administrative fee payable                                       338,817            2,059
  Shareholder servicing fee payable                                130,787            5,155
  Payable for investments purchased                             38,855,854          207,762
  Payable for fund share                                                 0            4,848
  Accrued expenses payable                                       1,225,884           70,596
                                                            --------------      -----------
                                                                42,338,341          308,952
                                                            --------------      -----------
NET ASSETS
  Capital stock, $0.001 par value                                   48,858           97,874
  Paid-in capital                                            1,376,931,353       19,622,492
  Accumulated undistributed net investment loss                 (9,367,591)         (77,595)
  Accumulated net realized gain from security transactions     454,934,248        3,762,469
  Net unrealized appreciation/depreciation from investments    618,731,774        1,937,606
                                                            --------------      -----------
Net Assets                                                  $2,441,278,642      $25,342,846
                                                            ==============      ===========
COMMON SHARES
  Net assets                                                $2,120,194,859      $25,305,648
                                                            --------------      -----------
  Shares outstanding                                            42,193,640        2,021,659
                                                            --------------      -----------
  Net asset value, offering price and redemption
   price per share                                                  $50.25           $12.52
                                                                    ======           ======
ADVISOR SHARES
  Net assets                                                $  321,083,783        $  37,198
                                                            --------------      -----------
  Shares outstanding                                             6,668,375            2,993
                                                            --------------      -----------
  Net asset value, offering price and redemption
   price per share                                                  $48.15           $12.43
                                                                    ======           ======


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                           WARBURG PINCUS     WARBURG PINCUS
                                                           EMERGING GROWTH     SMALL COMPANY
                                                                FUND            VALUE FUND
                                                           ---------------    --------------
INVESTMENT INCOME:
  Dividends                                                 $    448,543        $  128,922
  Interest                                                     5,086,180            37,364
                                                            ------------        ----------
    Total investment income                                    5,534,723           166,286
                                                            ------------        ----------
EXPENSES:
  Investment advisory fees                                    10,719,845           139,337
  Administrative services fees                                 2,037,294            29,132
  Transfer agent fees                                          1,238,097             4,252
  Shareholder servicing/Distribution fees                        759,756            34,876
  Custodian/Sub-custodian fees                                   207,682            14,712
  Printing fees                                                  117,832             3,548
  Legal fees                                                      68,563             9,723
  Registration fees                                               44,482            20,901
  Audit fees                                                      28,319             5,345
  Directors fees                                                   7,518             6,408
  Insurance expense                                                   36               595
  Offering/Organizational costs                                        0             7,431
  Miscellaneous expense                                           22,787             1,629
                                                            ------------        ----------
                                                              15,252,211           277,889
  Less: fees waived and transfer agent offsets                  (349,897)          (34,008)
                                                            ------------        ----------
    Total expenses                                            14,902,314           243,881
                                                            ------------        ----------
      Net investment loss                                     (9,367,591)          (77,595)
                                                            ------------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENTS:
  Net realized gain from Investments                         459,769,378         3,981,136
  Net change in unrealized appreciation
   (depreciation) from investments                            81,486,530          (208,709)
                                                            ------------        ----------
    Net realized and unrealized gain
     from investments                                        541,255,908         3,772,427
                                                            ------------        ----------
  Net increase in net assets
   resulting from operations                                $531,888,317        $3,694,832
                                                            ============        ==========


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     WARBURG PINCUS                      WARBURG PINCUS
                                                                     EMERGING GROWTH                   SMALL COMPANY VALUE
                                                                          FUND                                FUND
                                                           ----------------------------------    -----------------------------
                                                                FOR THE           FOR THE            FOR THE         FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED  YEAR ENDED
                                                               APRIL 30,         OCTOBER 31,        APRIL 30,      OCTOBER 31,
                                                           ----------------    --------------    ----------------  -----------
                                                                 2000               1999              2000            1999
                                                           ----------------    --------------    ----------------  -----------
                                                              (UNAUDITED)                         (UNAUDITED)
FROM OPERATIONS:
  Net investment loss                                       $   (9,367,591)    $  (15,518,919)    $   (77,595)     $ (354,167)
  Net realized gain from investments                           459,769,378        300,644,500       3,981,136       3,792,545
  Net change in unrealized appreciation
   (depreciation) from investments                              81,486,530        205,391,594        (208,709)     (4,750,334)
                                                            --------------     --------------     -----------     -----------
    Net increase (decrease) in net assets
     resulting from operations                                 531,888,317        490,517,175       3,694,832      (1,311,956)
                                                            --------------     --------------     -----------     -----------
FROM DISTRIBUTIONS:
  Distributions from net realized gains
    Common Class shares                                       (225,635,097)                 0      (3,505,579)     (2,280,474)
    Advisor Class shares                                       (31,683,347)                 0          (2,470)         (1,680)
                                                            --------------     --------------     -----------     -----------
    Net decrease in net assets from
     distributions                                            (257,318,444)                 0      (3,508,049)     (2,282,154)
                                                            --------------     --------------     -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                 876,074,351        724,682,855       9,303,594      30,617,506
  Reinvestment dividends and distributions                     248,328,680                225       3,045,568       2,155,694
  Net asset value of shares redeemed                          (778,533,477)    (1,237,905,127)    (16,424,087)    (80,318,997)
                                                            --------------     --------------     -----------     -----------
    Net increase (decrease) in net assets
     from capital share transactions                           345,869,554       (513,222,047)     (4,074,925)    (47,545,797)
                                                            --------------     --------------     -----------     -----------
    Net increase (decrease) in net assets                      620,439,427        (22,704,872)     (3,888,142)    (51,139,907)

NET ASSETS:
  Beginning of period                                        1,820,839,215      1,843,544,087      29,230,988      80,370,895
                                                            --------------     --------------     -----------     -----------
  End of period                                             $2,441,278,642     $1,820,839,215     $25,342,846     $29,230,988
                                                            ==============     ==============     ===========     ===========
UNDISTRIBUTED NET INVESTMENT INCOME:                        $   (9,367,591)    $            0     $   (77,595)    $         0
                                                            ==============     ==============     ===========     ===========


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                       FOR THE SIX
                                       MONTHS ENDED                      FOR THE YEAR ENDED OCTOBER 31,
                                      APRIL 30, 2000    ---------------------------------------------------------------
PERIOD ENDED:                           (UNAUDITED)       1999           1998           1997         1996        1995
                                         --------       --------      --------        --------     --------    --------
PER-SHARE DATA
Net asset value, beginning of period     $  41.99       $  32.51      $  38.50        $  31.99     $  29.38    $  22.05
                                         --------       --------      --------        --------     --------    --------
INVESTMENT ACTIVITIES:
  Net investment loss                       (0.28)         (0.65)        (0.49)          (0.33)       (0.09)      (0.09)
  Net gains or losses on investments
   and foreign currency related items
   (both realized and unrealized)           12.41          10.13         (3.11)           6.91         4.45        7.42
                                         --------       --------      --------        --------     --------    --------
      Total from investment activities      12.13           9.48         (3.60)           6.58         4.36        7.33
                                         --------       --------      --------        --------     --------    --------
LESS DISTRIBUTIONS:
  Distributions from net realized
   capital gains                            (5.97)          0.00         (2.39)          (0.07)       (1.75)       0.00
                                         --------       --------      --------        --------     --------    --------
      Total distributions                   (5.97)          0.00         (2.39)          (0.07)       (1.75)       0.00
                                         --------       --------      --------        --------     --------    --------
NET ASSET VALUE, END OF PERIOD           $  48.15       $  41.99      $  32.51        $  38.50     $  31.99    $  29.38
                                         ========       ========      ========        ========     ========    ========
Total return                                30.31%2        29.16%        (9.75)%         20.62%       15.69%      33.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) $321,084       $228,244      $311,023        $457,432     $362,696    $167,225
    Ratio of expenses to average
     net assets                              1.72%1,3       1.72%1        1.62%1          1.63%1       1.70%1      1.76%
    Ratio of net loss to average
     net assets                               .72%3        (1.25)%        (.87)%         (1.01)%      (1.05)%     (1.08)%
Portfolio turnover rate                    117.86%        154.08%        91.60%          87.03%       65.77%      84.82%


--------------------------------------------------------------------------------
1 Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .03% annualized for the six months ended April 30, 2000 and by .01%, .00%, .00% and .01% for the year ended October 31, 1999, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 1.69% for the six months ended April 30, 2000, 1.72%, 1.62%, 1.63% and 1.69% for the year ended October 31, 1999, 1998, 1997 and
   1996, respectively.
2  Non-annualized.
3  Annualized.



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                         FOR THE SIX                                             DECEMBER 29, 1995
                                         MONTHS ENDED       FOR THE YEAR ENDED OCTOBER 31,       (COMMENCEMENT OF
                                        APRIL 30, 2000   -----------------------------------    OPERATIONS) THROUGH
PERIOD ENDED:                             (UNAUDITED)      1999          1998          1997      OCTOBER 31, 1996
                                        --------------   -------      -------         ------    -------------------
PER-SHARE DATA
Net asset value, beginning of period        $12.35       $ 13.30      $ 18.65         $14.46            $10.00
                                            ------       -------      -------         ------            ------
INVESTMENT ACTIVITIES:
  Net investment loss                        (0.04)        (0.18)       (0.40)         (0.08)            (0.02)
  Net gains (losses) on investments
   and foreign currency related items
   (both realized and unrealized)             1.60         (0.34)       (3.02)          4.44              4.48
                                            ------       -------      -------         ------            ------
      Total from investment activities        1.56         (0.52)       (3.42)          4.36              4.46
                                            ------       -------      -------         ------            ------
LESS DISTRIBUTIONS:
  Distributions from net realized
   capital gains                             (1.48)        (0.43)       (1.93)         (0.17)             0.00
                                            ------       -------      -------         ------            ------
      Total distributions                    (1.48)        (0.43)       (1.93)         (0.17)             0.00
                                            ------       -------      -------         ------            ------
NET ASSET VALUE, END OF PERIOD              $12.43       $ 12.35      $ 13.30         $18.65            $14.46
                                            ======       =======      =======         ======            ======
Total return                                 12.79%2       (4.17)%     (19.93)%        30.47%            44.60%2

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)    $   37       $    30      $    53         $  255            $    5
    Ratio of expenses to average
     net assets                               2.03%1,3      2.01%1       1.97%1         1.89%1            1.97%1,3
    Ratio of net loss to average net assets   (.75)%3      (1.02)%       (.92)%         (.78)%            (.52)%3
    Decrease reflected in above
     operating expense ratios due to
     waivers/reimbursements                    .20%3         .39%         .27%           .00%            1.46%3
Portfolio turnover rate                      75.52%       168.57%       77.92%        105.87%           43.14%2
--------------------------------------------------------------------------------

1 Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .03% for the six months ended April 30, 2000 and by .01%, .00%, .01% and .00% for the year or period ended October 31, 1999, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 2.00% for the six months ended April 30, 2000 and 2.00%, 1.97%, 1.88% and 1.97% for the year or period ended October 31, 1999, 1998, 1997 and 1996, respectively.
2  Non-annualized.
3  Annualized.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Emerging Growth Fund (the "Emerging Growth Fund"), and Warburg Pincus Small Company Value (the "Small Company Value Fund"), (each a "Fund" and collectively the "Funds") each a Maryland Corporation, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified open-end management investment company (except the Emerging Growth Fund), which is not diversified.

   Investment objectives for each Fund are as follows: the Emerging Growth Fund seeks maximum capital appreciation; the Small Company Value Fund seeks long-term capital appreciation.

   Each Fund may invest up to 10% of its total assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities, and they may be difficult or impossible to sell at the time and the price the Fund would like. In addition, the lack of an active market may make it difficult to obtain an accurate price for a Fund security.

   Each Fund offers two classes of shares, one class being referred to as the Common Class shares and one class being referred to as the Advisor Class shares. Common Class and Advisor Class shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for the Small Company Value Fund bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Common Class shares. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed
 .75% of the average daily net asset value of the applicable Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using market quotations. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not accurately reflect an investment's value.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes, as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, (the "Code") and make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred in connection with organization of each Fund other than Emerging Growth Fund have been deferred and are being amortized over a period of five years from the date each Fund commenced its operations.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC ("CSAM"), can transfer uninvested cash balances to a pooled cash account, which can invest in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterpart to the agreement, retention of the collateral may be subject to legal proceedings. As of April 30, 2000, the Funds had no investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the six months ended April 30, 2000, the Funds received credits or reimbursements under this arrangement as follows:

           FUND                                                    AMOUNT
           ----                                                   --------
           Emerging Growth                                        $349,897
           Small Company Value                                       3,888

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   On July 6, 1999, CSAM became each Funds' investment adviser as a result of the previously announced acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse"). Warburg Pincus was combined with CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM receives the following fees based on each Fund's average daily net assets:

           FUND                                       ANNUAL RATE
           ------                           ---------------------------------
           Emerging Growth Fund              .90% of average daily net assets
           Small Company Value Fund         1.00% of average daily net assets

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the six months ended April 30, 2000, investment advisory fees and voluntary waivers were as follows:

                                        GROSS                         NET
           FUND                     ADVISORY FEE     WAIVER       ADVISORY FEE
           ----                     ------------    --------      ------------
           Emerging Growth Fund      $10,719,845    $      0       $10,719,845
           Small Company Value Fund      139,337     (17,658)          121,679

    Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM served as co-administrator of each Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc. ("PNC"), also serves as each Fund's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at the rate of .10% of each Fund's daily net assets. For the six months ended April 30, 2000, administrative services fees were as follows:


           FUND                                         CO-ADMINISTRATION FEE
           ----                                         ---------------------
           Emerging Growth Fund                               $1,191,094
           Small Company Value Fund                               13,934

   For administrative services, PFPC currently receives a fee, exclusive of out-of-pocket expenses, calculated as follows:

                     AVERAGE DAILY
                      NET ASSETS                      ANNUAL RATE
                  ------------------                  -----------
                  First $500 million                     0.10%
                    Next $1 Billion                     0.075%
                   Over $1.5 Billion                     0.05%

   For the six months ended April 30, 2000, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                                                               NET
           FUND                     CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
           ----                     ---------------------   --------   ---------------------
           Emerging Growth Fund          $846,200           $      0         $846,200
           Small Company Value Fund        15,198            (13,934)           1,264

   CSAMSI also serves as each Fund's distributor. No compensation is paid by the Common Class shares of the Emerging Growth Fund to CSAMSI for distribution services. Provident Distributors, Inc. will become each Fund's distributor effective January 3, 2000. For its shareholder and selling services, CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of Common Class shares of the Small Company Value Fund

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

and the Small Company Growth Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. CSAMSI receives a fee at an annual rate of .50% of the average daily net assets of each Fund's Advisor Class shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act which CSAMSI may use to compensate service organizations for shareholder servicing and distribution services. For the six months ended April 30, 2000, shareholder servicing and distribution fees were as follows:

                                                        SHAREHOLDER SERVICING/
           FUND                                            DISTRIBUTION FEE
           ----                                         ----------------------
           Emerging Growth Fund
            Advisor Class shares                              $759,756
                                                              ========
           Small Company Value Fund
            Common Class shares                               $ 34,793
            Advisor Class shares                                    83
                                                              --------
                                                              $ 34,876
                                                              ========

3. LINE OF CREDIT

   The Funds, together with other Funds advised by CSAM, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At April 30, 2000, there were no loans outstanding for any of the Funds. During the six months ended April 30, 2000, borrowings under the Credit Facility were as follows:

                                                                      MAXIMUM
                                     AVERAGE DAILY    AVERAGE        DAILY LOAN
           FUND                      LOAN BALANCE  INTEREST RATE %  OUTSTANDING
           ----                      ------------- ---------------  -----------
           Small Company Growth Fund   $15,978             6.02       $671,000

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES

   At April 30, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

           FUND                                PURCHASES          SALES
           ----                             --------------    --------------
           Emerging Growth Fund             $2,560,207,899    $2,544,358,565
           Small Company Value Fund             20,301,236        27,249,435

   At April 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                    UNREALIZED      UNREALIZED   NET UNREALIZED
           FUND                    APPRECIATION    DEPRECIATION   APPRECIATION
           ----                    ------------   -------------  --------------
           Emerging Growth Fund     $768,027,152  $(149,295,379)  $618,731,773
           Small Company Value Fund    4,572,261     (2,634,655)     1,937,606


5. RESTRICTED SECURITIES

   Certain Funds' investments are restricted as to resale, are not readily marketable and are valued as determined by or under the direction of each Fund's Board in good faith, at fair value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of April 30, 2000, and share value of the securities and percent of net assets, which the securities comprise.

                                                                                                                PERCENTAGE
                                                    SECURITY      ACQUISITION                      MARKET         OF NET
FUND          SECURITY DESCRIPTION                    TYPE          DATE(S)       COST              VALUE         ASSETS
----          --------------------                  --------      -----------   ----------       -----------    ----------
Emerging Growth
 Fund
              SoftCom, Inc.                         Preferred      12/21/99    $   999,000       $   999,999       0.04
              Breeze Com, Ltd Series B              Preferred      11/04/99      7,168,432        38,259,716       1.57
              Celletra Limited Series C             Preferred      04/05/00      7,000,000         7,000,000       0.29
              Times Square Media                      Bond         11/23/99      2,900,000         2,900,000       0.12
              Chaparral Resources, Inc.              Common        07/28/98      1,250,000           109,375       0.01
              New York Restaurant Group, Inc.        Common        10/30/97      3,249,985         3,249,985       0.13
              Opal Concepts, Inc. Series B          Preferred      08/31/95      2,000,000         2,000,000       0.08
              Women First Healthcare, Inc.          Preferred      01/08/98      1,500,000           514,688       0.02
              Women First Healthcare, Inc.          Warrants       03/18/99              0                 0       0.00
                                                                               -----------       -----------       ----
                                                                               $26,068,416       $55,033,763       2.26%
                                                                               ===========       ===========       ====
Small Company
 Value Fund
              EA Industries, Inc.                     Bond         04/17/97    $ 1,500,000       $   150,000       0.60%
              EA Industries, Inc.                   Warrants       03/31/98        110,438                 0       0.00%
                                                                               -----------       -----------       ----
                                                                               $ 1,610,438       $   150,000       0.60%
                                                                               ===========       ===========       ====

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

6. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2000, there were no open forward foreign currency contracts.


7. CAPITAL SHARE TRANSACTIONS

   Each Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares (two billion in the case of the Emerging Growth Fund) of each Fund are classified as the Advisor Class.

   Transactions in classes of each Fund were as follows:

                                                                          EMERGING GROWTH FUND
                                                ------------------------------------------------------------------------
                                                        COMMON CLASS SHARES                  ADVISOR CLASS SHARES
                                                ----------------------------------     ---------------------------------
                                                    FOR THE                                FOR THE
                                                  SIX MONTHS            FOR THE          SIX MONTHS           FOR THE
                                                     ENDED            YEAR ENDED            ENDED           YEAR ENDED
                                                APRIL 30, 2000        OCTOBER 31,      APRIL 30, 2000       OCTOBER 31,
                                                  (UNAUDITED)            1999            (UNAUDITED)           1999
                                                --------------     ---------------     --------------      -------------
Shares sold                                         15,558,944          17,598,528         1,246,907             882,074
Shares issued to shareholders on reinvestment
 of dividends                                        4,767,193                   6           711,829                   0
Shares redeemed                                    (14,535,528)        (26,668,182)         (489,228)         (5,013,511)
                                                 -------------     ---------------      ------------       -------------
Net increase (decrease) in shares outstanding        5,790,609          (9,069,648)        1,469,508          (4,131,437)
                                                 =============     ===============      ============       =============
Proceeds from sale of shares                     $ 810,858,604     $   690,945,900      $ 65,215,747       $  33,736,955
Reinvestment of distributions                      217,193,291                 225        31,135,389                   0
Net asset value of shares redeemed                (743,334,234)     (1,047,436,237)      (35,199,243)       (190,468,890)
                                                 -------------     ---------------      ------------       -------------
Net increase (decrease) from capital share
 transactions                                    $ 284,717,661     $  (356,490,110)     $ 61,151,893       $(156,731,935)
                                                 =============     ===============      ============       =============

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS -- (CONT'D)


                                                                         SMALL COMPANY VALUE FUND
                                                ------------------------------------------------------------------------
                                                       COMMON CLASS SHARES                   ADVISOR CLASS SHARES
                                                ----------------------------------     ---------------------------------
                                                   FOR THE                                FOR THE
                                                 SIX MONTHS            FOR THE          SIX MONTHS            FOR THE
                                                    ENDED            YEAR ENDED            ENDED            YEAR ENDED
                                                APRIL 30, 2000        OCTOBER 31,      APRIL 30, 2000        OCTOBER 31,
                                                 (UNAUDITED)            1999            (UNAUDITED)            1999
                                                --------------     ---------------     --------------      --------------
Shares sold                                          641,816           2,370,859           25,958               2,662
Shares issued to shareholders on reinvestment
 of dividends                                        246,303             161,133              103                 101
Shares redeemed                                   (1,164,712)         (6,189,358)         (25,518)             (4,265)
                                                ------------        ------------        ---------            --------
Net decrease in shares outstanding                  (276,593)         (3,657,366)             543              (1,502)
                                                ============        ============        =========            ========
Proceeds from sale of shares                    $  8,983,904        $ 30,585,137        $ 319,690            $ 32,369
Reinvestment of distributions                      3,044,299           2,154,348            1,269               1,346
Net asset value of shares redeemed               (16,108,806)        (80,265,308)        (315,281)            (53,689)
                                                ------------        ------------        ---------            --------
Net increase (decrease) from capital share
 transactions                                   $ (4,080,603)       $(47,525,823)       $   5,678            $(19,974)
                                                ============        ============        =========            ========

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS

   Each fund currently offers one other class of shares, Common Class shares, representing equal pro rata interests in each of the respective Funds. The financial highlights for a Common Class share of each Fund are as follows:

                                                                     WARBURG PINCUS EMERGING GROWTH FUND
                                                      -------------------------------------------------------------------
                                                                            COMMON CLASS SHARES
                                                      -------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                    FOR THE YEAR ENDED OCTOBER 31,
                                      APRIL 30, 2000  -------------------------------------------------------------------
PERIOD ENDED:                           (UNAUDITED)      1999           1998          1997           1996          1995
                                      --------------  ----------    ----------     ----------    ----------      --------
PER-SHARE DATA
Net asset value,
 beginning of period                    $    43.73    $    33.69    $    39.66     $    32.80    $    29.97      $  22.38
                                        ----------    ----------    ----------     ----------    ----------      --------
INVESTMENT ACTIVITIES:
  Net investment loss                        (0.18)        (0.33)        (0.12)         (0.19)        (0.02)        (0.05)
  Net gains (losses) on
   investments and foriegn
   currency related items (both
   realized and unrealized)                  12.93         10.37         (3.46)          7.12          4.60          7.64
                                        ----------    ----------    ----------     ----------    ----------      --------
      Total from investment
       activities                            12.75         10.04         (3.58)          6.93          4.58          7.59
                                        ----------    ----------    ----------     ----------    ----------      --------
LESS DISTRIBUTIONS:
  Distributions from net realized
   gains                                     (6.23)         0.00         (2.39)         (0.07)        (1.75)         0.00
                                        ----------    ----------    ----------     ----------    ----------      --------
      Total distributions                    (6.23)         0.00         (2.39)         (0.07)        (1.75)         0.00
                                        ----------    ----------    ----------     ----------    ----------      --------
NET ASSET VALUE, END OF PERIOD          $    50.25    $    43.73    $    33.69     $    39.66    $    32.80      $  29.97
                                        ==========    ==========    ==========     ==========    ==========      ========
      Total return                           30.63%2       29.80%        (9.40)%        21.18%        16.14%        33.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000s omitted)                         $2,120,195    $1,592,595    $1,532,521     $1,515,385    $1,104,684      $487,537
    Ratio of expenses to
     average net assets                       1.22%1,3      1.23%1        1.22%1         1.22%1        1.28%1        1.26%
    Ratio of net loss to
     average net assets                       (.72)%3       (.75)%        (.48)%         (.59)%        (.63)%        (.58)%
Portfolio turnover rate                     117.86%       154.08%        91.60%         87.03%        65.77%        84.82%
--------------------------------------------------------------------------------

1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expenses by .03% annualized for the six months ended April 30, 2000, and by .01%, .00%, .01% and .01% for the years ending 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements were 1.22% for the six months ended April 30, 2000, and 1.19%, 1.22%, 1.21% and 1.27% for the years ending 1999, 1998, 1997 and 1996, respectively.
2   Non-annualized.
3   Annualized.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                     WARBURG PINCUS SMALL COMPANY VALUE FUND
                                                  -------------------------------------------------------------------------------
                                                                               COMMON CLASS SHARES
                                                  -------------------------------------------------------------------------------
                                                   FOR THE SIX
                                                   MONTHS ENDED                        FOR THE YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2000      ---------------------------------------------------------
PERIOD ENDED:                                       (UNAUDITED)         1999             1998              1997          1996 4
                                                  --------------      -------          -------          --------        -------
PER-SHARE DATA
Net asset value, beginning of period                 $ 12.47          $ 13.39          $ 18.77          $  14.38        $ 10.00
                                                     -------          -------          -------          --------        -------
INVESTMENT ACTIVITIES:
  Net investment loss                                  (0.04)           (0.15)           (0.12)            (0.08)         (0.02)
  Net gains (losses) on investments and
   foreign currency related items
   (both realized and unrealized)                       1.65            (0.34)           (3.33)             4.64           4.40
                                                     -------          -------          -------          --------        -------
      Total from investment activities                  1.61            (0.49)           (3.45)             4.56           4.38
                                                     -------          -------          -------          --------        -------
LESS DISTRIBUTIONS:
  Distributions from net realized gains                (1.56)           (0.43)           (1.93)            (0.17)          0.00
                                                     -------          -------          -------          --------        -------
      Total distributions                              (1.56)           (0.43)           (1.93)            (0.17)          0.00
                                                     -------          -------          -------          --------        -------
NET ASSET VALUE, END OF PERIOD                       $ 12.52          $ 12.47          $ 13.39          $  18.77        $ 14.38
                                                     =======          =======          =======          ========        =======
      Total return                                     13.07%2          (3.91)%         (19.97)%           32.05%         43.80%2

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)             $25,306          $29,201          $80,318          $223,675        $84,045
    Ratio of expenses to average net assets             1.78%1,3         1.76%1           1.70%1            1.70%1         1.75%1,3
    Ratio of net loss to average net assets             (.56)%3          (.76)%           (.46)%            (.63)%         (.43)%3
    Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                .23%3            .38%             .01%              .03%           .44%3
Portfolio turnover rate                                75.52%          168.57%           77.92%           105.87%         43.14%2
--------------------------------------------------------------------------------

1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expenses by .03% annualized for the six months ended April 30, 2000, and by .01%, .00%, .01% and .00% for the year or period ending 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements were 1.75% for the six months ended April 30, 2000, and 1.75%, 1.70%, 1.69% and 1.75% for the year or period ending 1999, 1998, 1997 and 1996, respectively.
2   Non-annualized.
3   Annualized.
4 For the period December 29, 1995 (commencement of operations) through October 31, 1996.

                       This page intentionally left blank

                                 WARBURG PINCUS
                                  ADVISOR FUNDS

                                    PROVIDENT
                               DISTRIBUTORS, INC.,
                                   DISTRIBUTOR

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 is not affiliated with Credit Suisse Asset Management, LLC. Warburg Pincus Advisor Funds are managed by Credit Suisse Asset Management LLC.

[GRAPHIC OMITTED]
WARBURG PINCUS PINCUS                     PART OF CREDIT SUISSE ASSET MANAGEMENT

                                                                    ADUSS-3-0400